                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-12

                         Home City Financial Corporation
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

              ----------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined)

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[  ]     Fee paid previously with preliminary materials

[  ]     Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                         HOME CITY FINANCIAL CORPORATION
                           2454 NORTH LIMESTONE STREET
                             SPRINGFIELD, OHIO 45503
                                 (937) 390-0470

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

         Notice is hereby given that the 2003 Annual Meeting of Shareholders of Home City Financial Corporation ("HCFC") will be held at The Springfield Inn, 100 S. Fountain Avenue, Springfield, Ohio, on April 30, 2003, at 3:00 p.m., local time (the "Annual Meeting"), for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

         1.       To elect five directors of HCFC for terms expiring in 2004;

         2. To consider and vote upon the adoption of amendments to the existing Code of Regulations (the "Current Regulations") of HCFC to (i) expand the indemnification of directors and officers; and (ii) make technical changes to the Current Regulations and remove obsolete provisions;

         3. To ratify the selection of BKD, LLP, as the auditors of HCFC for the current fiscal year; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

         Only shareholders of HCFC of record at the close of business on March 4, 2003, will be entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Whether or not you expect to attend the Annual Meeting, we urge you to consider the accompanying Proxy Statement carefully and to SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND THE PRESENCE OF A QUORUM MAY BE ASSURED AT THE ANNUAL MEETING. The giving of a proxy does not affect your right to vote in person in the event you attend the Annual Meeting.

                                              By Order of the Board of Directors

                                              Douglas L. Ulery, President

Springfield, Ohio
March 14, 2003

                         HOME CITY FINANCIAL CORPORATION
                           2454 NORTH LIMESTONE STREET
                             SPRINGFIELD, OHIO 45503
                                 (937) 390-0470

                                 PROXY STATEMENT

                                     PROXIES

         The enclosed proxy (the "Proxy") is being solicited by the Board of Directors of Home City Financial Corporation, an Ohio corporation ("HCFC"), for use at the Annual Meeting of Shareholders of HCFC to be held at The Springfield Inn, 100 S. Fountain Avenue, Springfield, Ohio, on April 30, 2003, at 3:00 p.m., local time (the "Annual Meeting"). Without affecting any vote previously taken, the Proxy may be revoked by a shareholder by execution of a later dated proxy which is received by HCFC before the Proxy is exercised or by giving notice of revocation to HCFC in writing or in open meeting before the Proxy is exercised. Attendance at the Annual Meeting will not, of itself, revoke a proxy.

         Each properly executed Proxy received prior to the Annual Meeting and not revoked will be voted as specified thereon or, in the absence of specific instructions to the contrary, will be voted:

         FOR the re-election of Glenn W. Collier, John D. Conroy, James Foreman, Terry A. Hoppes and Douglas L. Ulery as directors of HCFC for terms expiring in 2004;

         FOR the adoption of the Amended and Restated Code of Regulations of Home City Financial Corporation (the "New Regulations"), attached to this Proxy Statement as Exhibit A, in its entirety. In connection with the vote upon the adoption of the New Regulations, each properly executed Proxy received before the Annual Meeting and not revoked will be voted as specified on the Proxy, or, in the absence of specific voting instructions on the Proxy, will be voted:

                  FOR the adoption of provisions in the New Regulations expanding the indemnification of directors and officers; and

                  FOR the adoption of technical changes to the existing Code of Regulations (the "Current Regulations") and the removal of obsolete provisions; and

         FOR the ratification of the selection of BKD, LLP ("BKD"), as the auditors of HCFC for the current fiscal year.

         None of the proposals described above related to the New Regulations will be adopted unless all of the proposals are separately approved by the required vote of the shareholders. See the section of this Proxy Statement entitled "VOTES REQUIRED."

         The cost of soliciting Proxies will be borne by HCFC. Proxies may be solicited by the directors, officers and other employees of HCFC and Home City Federal Savings Bank of Springfield ("Home City"), the wholly owned subsidiary of HCFC, in person or by telephone, telecopy, telegraph or mail only for use at the Annual Meeting. Proxies solicited in connection with the Annual Meeting will not be used for any other meeting.

         Only shareholders of record as of the close of business on March 4, 2003 (the "Voting Record Date"), are entitled to vote at the Annual Meeting. Each such shareholder will be entitled to cast one vote for each share owned. HCFC's records disclose that, as of the Voting Record Date, there were 784,400 votes entitled to be cast at the Annual Meeting.

         This Proxy Statement is first being mailed to shareholders of HCFC on or about March 25, 2003.

                                  VOTE REQUIRED

QUORUM

         A majority of the votes eligible to be cast at the Annual Meeting must be present in person or by proxy to establish a quorum. Abstentions and shares held by a nominee for a beneficial owner and which are represented in person or by proxy at the Annual Meeting but not voted with respect to one or more proposals ("Non-votes") will be counted as present for purposes of establishing a quorum.

ELECTION OF DIRECTORS

         Under Ohio law and HCFC's Current Regulations, the five nominees receiving the greatest number of votes will be elected as directors. Each shareholder will be entitled to cast one vote for each share owned. Shares as to which the authority to vote is withheld are not counted toward the election of directors or toward the election of the individual nominees specified in the enclosed Proxy. If the enclosed Proxy is signed and dated by the shareholder, but no vote is specified thereon, the shares held by such shareholder will be voted FOR the re-election of the five nominees. Shareholders may not cumulate votes in the election of directors.

NEW CODE OF REGULATIONS

         The affirmative vote of the holders of at least a majority of the outstanding shares of HCFC is necessary to approve the amendments to the Current Regulations. The effect of an abstention or a Non-vote is the same as an "against" vote. In compliance with the position of the Securities and Exchange Commission (the "SEC") on the adoption of the New Regulations, HCFC is asking shareholders to vote separately on two types of amendments to the New Regulations. In addition to a vote on the adoption of the New Regulations, therefore, shareholders will have an opportunity to vote separately on each of the two proposals described below related to the New Regulations. However, none of the proposals related to the New Regulations will be adopted unless all of the proposals receive the required vote for adoption. For example, if only one of the proposals related to the New Regulations is approved by the affirmative vote of a majority of the outstanding shares, then none of the proposals will be adopted. Even the first proposal related to the New Regulations, which is to adopt the New Regulations in their entirety, will not be adopted unless all three proposals are approved by the affirmative vote of a majority of the outstanding shares. If a shareholder has signed and dated a proxy in the form of the enclosed proxy, but has not voted on any one or more of the proposals with respect to the New Regulations, such person's shares will be voted FOR each such proposal.

RATIFICATION OF SELECTION OF AUDITORS

         The affirmative vote of the holders of a majority of the shares of HCFC represented in person or by proxy at the Annual Meeting is necessary to ratify the selection of BKD as the auditors of HCFC for the current fiscal year. The effect of an abstention is the same as an "against" vote. If, however, a shareholder has signed and dated a proxy in the form of the enclosed proxy, but has not voted on the ratification of the selection of BKD by checking the appropriate block on the proxy, such person's shares will be voted FOR the ratification of the selection of BKD.

        VOTING SECURITIES AND OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
                                   MANAGEMENT

         The following table sets forth certain information with respect to the only persons known to HCFC to own beneficially more than five percent of the outstanding common shares of HCFC as of March 4, 2003:

                                            Amount and Nature of           Percent of
      Name and Address                      Beneficial Ownership       Shares Outstanding
      ----------------                      --------------------       ------------------
First Bankers Trust, N.A., Trustee               87,873(1)                   11.20%
Home City Financial Corporation Employee
Stock Ownership Plan
1201 Broadway
Quincy, IL 62301

Douglas L. Ulery                                 70,610(2)                    8.64%
2454 North Limestone Street
Springfield, OH 45503

-----------------------------
(1) First Bankers Trust, N.A., holds such shares as the trustee of the Home City Financial Corporation Employee Stock Ownership Plan (the "ESOP"). The trustee has voting power with respect to the 45,408 shares not yet allocated to participants' accounts and limited dispositive power with respect to all of the shares of the ESOP.

(2) Includes 9,200 shares held by Mr. Ulery's spouse, with respect to which Mr. Ulery shares voting and dispositive power; 500 shares held by Mr. Ulery jointly with his spouse; 32,855 shares that may be acquired currently upon the exercise of an option; and 11,523 shares allocated to Mr. Ulery's ESOP account, with respect to which Mr. Ulery has voting but not dispositive power.

         The following table sets forth certain information with respect to the number of common shares of HCFC beneficially owned by each director and executive officer of HCFC and by all directors and executive officers of HCFC as a group at March 4, 2003:

                                             Amount and Nature of                Percent of
       Name and Address (1)                Beneficial Ownership (2)          Shares Outstanding
       --------------------                ------------------------          ------------------
Glenn W. Collier                                 2,414  (3)                        0.31%
John D. Conroy                                  32,433  (4)                        4.10%
James Foreman                                   27,519  (5)                        3.48%
Terry A. Hoppes                                 31,409  (6)                        3.97%
Douglas L. Ulery                                70,610  (7)                        8.64%
Jo Ann Holdeman                                 19,288  (8)                        2.42%
Don E. Lynam                                     5,885  (9)                        0.75%
Charles A. Mihal                                16,603 (10)                        2.08%
All directors and executive officers
  as a group (8 persons)                       204,747                            23.72%

-----------------------------
(1) Each of the persons listed on this table may be contacted at the address of HCFC.

(2) The beneficial owner has sole voting and dispositive power unless otherwise indicated. Although all of the shares held in the Home City Financial Corporation Recognition and Retention Plan Trust (the "RRP") are deemed to be held by each of Messrs. Conroy and Collier as Trustees of the RRP, the shares held in the RRP are counted only once in determining the total number of shares owned by all directors and executive officers as a group.

(3) Includes 1,414 shares held by the RRP, with respect to which Mr. Collier shares voting power as a Trustee.

(Footnotes continued on next page)

(4) Includes 9,522 shares held by Mr. Conroy's spouse, with respect to which Mr. Conroy shares voting and dispositive power; 6,571 shares that may be acquired currently upon the exercise of an option; and 1,414 shares held by the RRP, with respect to which Mr. Conroy shares voting power as a Trustee.

(5) Includes 9,522 shares held by Mr. Foreman's spouse, with respect to which Mr. Foreman shares voting and dispositive power, and 6,571 shares that may be acquired currently upon the exercise of an option.

(6) Includes 8,678 shares held by Mr. Hoppes' spouse, with respect to which Mr. Hoppes shares voting and dispositive power, and 6,571 shares that may be acquired currently upon the exercise of an option.

(7) Includes 9,200 shares held by Mr. Ulery's spouse, with respect to which Mr. Ulery shares voting and dispositive power; 500 shares held by Mr. Ulery jointly with his spouse; 32,855 shares that may be acquired currently upon the exercise of an option; and 11,523 shares allocated to Mr. Ulery's ESOP account, with respect to which Mr. Ulery has voting but not dispositive power.

(8) Includes 1,000 shares held by Ms. Holdeman jointly with her spouse; 13,142 shares that may be acquired currently upon the exercise of an option; and 4,353 shares allocated to Ms. Holdeman's ESOP account, with respect to which Ms. Holdeman has voting but not dispositive power.

(9) Includes 100 shares held by Mr. Lynam jointly with his spouse and 2,885 shares allocated to Mr. Lynam's ESOP account, with respect to which Mr. Lynam has voting but not dispositive power.

(10) Includes 13,142 shares that may be acquired currently upon the exercise of an option and 3,461 shares allocated to Mr. Mihal's ESOP account, with respect to which Mr. Mihal has voting but not dispositive power.

                      PROPOSAL ONE - ELECTION OF DIRECTORS

         The Current Regulations provide for a Board of Directors consisting of five persons. In accordance with Section 2.03 of the Current Regulations, nominees for election as directors may be proposed only by the directors or by any shareholder entitled to vote for the election of directors if such shareholder has submitted a written notice of a proposed nominee to the Secretary of HCFC by the sixtieth day before the first anniversary of the most recent annual meeting of shareholders held for the election of directors. Each such written notice of a proposed nominee shall set forth the name, age, business or residence address of the nominee, the principal occupation or employment of the nominee, the numbers of shares of HCFC owned beneficially and/or of record by the nominee and the length of time such shares have been so owned.

         The Board of Directors proposes the election of the following persons to serve until the Annual Meeting of Shareholders in 2004 and until their successors are duly elected and qualified or until their earlier resignation, removal from office or death:

                                                                          Director of            Director of
      Name            Age (1)          Position(s) Held                 Home City Since          HCFC Since
      ----            -------          ----------------                 ----------------         ----------
Glenn W. Collier        62       Director                                     2000                  2000
John D. Conroy          52       Director, Chairman of the Board              1988                  1996
James Foreman           63       Director                                     1995                  1996
Terry A. Hoppes         54       Director                                     1994                  1996
Douglas L. Ulery        56       Director, President, CEO                     1993                  1996

-----------------------------
(1)  As of March 4, 2003.

         If any nominee is unable to stand for election, any proxies granting authority to vote for such nominee will be voted for such substitute as the Board of Directors recommends.

         MR. COLLIER has been a partner with the law firm of Martin, Browne, Hull & Harper since 1975. Mr. Collier is also a director of the Springfield Clark County Chamber of Commerce, the Community Improvement Corporation of Springfield and Clark County and the Springfield Country Club.

         MR. CONROY has been the owner and President of Conroy Funeral Home, Inc., in Springfield, Ohio, since 1971. Mr. Conroy is a licensed funeral director and embalmer. From January 1995 to March 1996, Mr. Conroy was the Secretary of Home City.

         MR. FOREMAN has been the President, Chief Executive Officer and owner of Foreman-Blair Pontiac, Buick, GMC, Springfield, Ohio, and the President and owner of SKDP Insurance Agency since 1971. Mr. Foreman is a member of the Board of Directors of the Springfield Chamber of Commerce. Mr. Foreman served as Vice President of Home City from January 1995 to March 1996.

         MR. HOPPES is a professional engineer and surveyor and has been the owner and the President of Hoppes Engineering and Surveying Company since 1977 and the President of Hoppes Builders and Development Company since 1981. From January 1995 to March 1996, Mr. Hoppes was the Treasurer of Home City.

         MR. ULERY has been the President and the Chief Executive Officer of Home City since 1992 and a director of Home City since 1993. Since December 2000, Mr. Ulery has also been the President and a director of Home City Insurance Agency, Inc. ("HCIA"), a wholly owned subsidiary of HCFC. From 1985 until joining Home City, Mr. Ulery was the Vice President of Regional Banking Office Operations with Society Corporation. Mr. Ulery is also a director of Intrieve, Incorporated, a data processing company which provides services to Home City.

MEETINGS OF DIRECTORS

         The Board of Directors of HCFC met 12 times for regularly scheduled and special meetings during the fiscal year ended December 31, 2002. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

         Each director of HCFC is also a director of Home City. The Board of Directors of Home City met 14 times during the fiscal year ended December 31, 2002. No director attended fewer than 75% of the aggregate of such meetings and all meetings of the committees of which such director was a member.

COMMITTEES OF DIRECTORS

         The Board of Directors of HCFC has an Audit Committee, an ESOP Committee, a Stock Option Committee and an RRP Committee. The Board of Directors of HCFC does not have either a nominating or a compensation committee.

         The Audit Committee recommends audit firms to the full Board of Directors and reviews and approves the annual independent audit report. The members of the Audit Committee are Messrs. Conroy, Foreman and Hoppes. The Audit Committee of HCFC met once during the fiscal year ended December 31, 2002. For a description of the duties of the Audit Committee, see "AUDIT COMMITTEE REPORT."

         The ESOP Committee administers the ESOP and presently consists of Messrs. Conroy, Hoppes and Ulery. The ESOP Committee met once during the fiscal year ended December 31, 2002.

         The Stock Option Committee is responsible for administering the Home City Financial Corporation 1997 Stock Option and Incentive Plan (the "Stock Option Plan"), including interpreting the Stock Option Plan and awarding options pursuant to its terms. Its members are Messrs. Collier, Foreman and Hoppes. The Stock Option Committee met once during the fiscal year ended December 31, 2002.

         The RRP Committee administers the Home City Financial Corporation RRP. Such committee consists of Messrs. Collier, Conroy and Hoppes. The RRP Committee met once during the fiscal year ended December 31, 2002.

EXECUTIVE OFFICERS

         In addition to Mr. Ulery, the President and CEO of HCFC and Home City and the President of HCIA, the following persons are executive officers of both HCFC and Home City and hold the designated positions:

      Name                  Age (1)                        Position(s) Held
      ----                  -------                        ----------------
Jo Ann Holdeman               46            Senior Vice President and Secretary of HCFC and
                                                Home City
Charles A. Mihal              64            Treasurer and Chief Financial Officer of
                                                HCFC and Home City and Treasurer of HCIA
Don E. Lynam                  49            Executive Vice President of HCFC and Home City

----------------------------

(1)  As of March 4, 2003.

         MS. HOLDEMAN has been employed by Home City since 1986. Ms. Holdeman served as Assistant Vice President and Assistant Secretary of Home City from 1992 to 1996 and as Vice President and Secretary of Home City and Secretary of HCFC from 1996 until January 2001. Since January 2001 she has served as Senior Vice President and Secretary of both HCFC and Home City.

         MR. MIHAL has been employed by Home City since January 1997 and has served as Treasurer of HCIA since December 2000. From 1993 to December 1996, Mr. Mihal served as Vice President and Controller of First National Bank of Pennsylvania. From 1990 to 1993, Mr. Mihal was Vice President and Controller of Bank One, Akron, N.A.

         MR. LYNAM has been employed by Home City since December 1997. In January 2001, he was promoted from Senior Vice President to Executive Vice President of Home City and HCFC. From June 1975 to December 1997, Mr. Lynam was employed by Key Bank, serving most recently as a Vice President in commercial lending.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS' COMPENSATION

         Each director of Home City receives a retainer fee of $1,250 per month for service as a director of Home City. In addition, the Chairman of the Board of Directors receives an additional fee of $150 per month. No fees are paid for service as a director of HCFC.

         Four of Home City's directors participate in a deferred compensation plan whereby payment of part or all of their directors' fees is deferred. Home City records the deferred fees as expenses and in a liability account. Interest is periodically credited on each account. Each director is fully vested in his account, and the balance is payable upon termination of directorship prior to death or retirement. Home City has provided for the contingent liability created by the deferred compensation plan by purchasing a single-premium universal life insurance policy on each director. Upon retirement or death, a director or his estate will receive the benefits payable pursuant to the policy on his life.

EXECUTIVE OFFICERS' COMPENSATION

         The following table presents certain information regarding the cash compensation received by Douglas L. Ulery, the President and Chief Executive Officer of HCFC and Home City, for services rendered during the fiscal years shown. Mr. Ulery received the compensation included in the following table from Home City and received no compensation from HCFC. No other executive officer of Home City or HCFC received salary and bonus compensation exceeding $100,000 during the periods shown.

                           SUMMARY COMPENSATION TABLE

------------------------------------------------------------------------------------------
                                               Annual Compensation
                                               -------------------
  Name and Principal                                                           All Other
       Position              Year        Salary ($)             Bonus ($)     Compensation
------------------------------------------------------------------------------------------
Douglas L. Ulery           12/31/02      $141,500(1)            $15,000       $  6,367 (2)
  President and Chief      12/31/01       141,500(1)             25,000         25,250 (3)
  Executive Officer        12/31/00       130,000(1)             25,000         25,233 (4)
------------------------------------------------------------------------------------------

(1) Includes directors' fees of $15,000 paid by Home City. Does not include amounts attributable to other miscellaneous benefits received by executive officers. The cost to Home City of providing such benefits to Mr. Ulery was less than 10% of his cash compensation.

(2) Consists of a contribution of $6,367 to Mr. Ulery's 401(k) defined contribution plan account. Allocations to ESOP accounts for 2002 have not yet been determined.

(3) Consists of a contribution of $5,941 to Mr. Ulery's 401(k) defined contribution plan account and the $19,309 value of the allocation to Mr. Ulery's ESOP account as of December 31, 2001.

(4) Consists of a contribution of $5,902 to Mr. Ulery's 401(k) defined contribution plan account and the $19,331 value of the allocation to Mr. Ulery's ESOP account as of December 31, 2000.

EMPLOYMENT AGREEMENT

         Home City has entered into an employment agreement with Mr. Ulery effective January 1, 2002 (the "Employment Agreement"). Mr. Ulery is the only executive officer with an employment agreement with either HCFC or Home City. The Employment Agreement provides for a term of two years and a salary and performance review by the Board of Directors not less often than annually, as well as inclusion of Mr. Ulery in any formally established employee benefit, bonus, pension and profit-sharing plans for which senior management personnel are eligible. The Employment Agreement also provides for vacation and sick leave.

         The Employment Agreement is terminable by Home City at any time. In the event of termination by Home City for "just cause," as defined in the Employment Agreement, Mr. Ulery will have no right to receive any compensation or other benefits for any period after such termination. In the event of termination by Home City other than for just cause, at the end of the term of the Employment Agreement or in connection with a "change of control," as defined in the Employment Agreement, Mr. Ulery will be entitled to a continuation of salary payments for a period of time equal to the term of the Employment Agreement and a continuation of benefits substantially equal to those being provided at the date of termination of employment until the earliest to occur of (1) the end of the term of the Employment Agreement or (2) the date Mr. Ulery becomes employed full-time by another employer.

         The Employment Agreement also contains provisions with respect to the occurrence within six months before or at any time after a "change of control" of (1) the termination by Home City of employment of Mr. Ulery for any reason other than just cause, retirement or termination at the end of the term of the Employment Agreement, (2) certain changes in the capacity or circumstances in which he is employed or (3) a material reduction in his responsibilities, authority, compensation or other benefits provided under the Employment Agreement without his written consent. In the event of Home City's termination of Mr. Ulery's employment during such period of time and during the term of the Employment Agreement, Mr. Ulery will be entitled to payment of an amount equal to two times the greater of the amount of salary set forth in the Employment Agreement or the amount of annual salary payable to Mr. Ulery as a result of any annual salary review. If Mr. Ulery terminates his employment within six months prior to or one year after a change of control due to certain material changes in the circumstances of his employment or a material reduction in his responsibilities or authority, Mr. Ulery will be entitled to payment of an amount equal to two times the greater of the amount of salary set forth in the Employment Agreement or the amount of annual salary payable to Mr. Ulery as a result of any annual salary review. If Mr. Ulery's employment is so terminated either by him or by Home City, Mr. Ulery will be entitled to continued coverage under all benefit plans until the earliest of the end of the term of the Employment Agreement or the date on which he is included in another employer's benefit plans as a full-time employee. The maximum payment that Mr. Ulery may receive, however, is limited to an amount which will not result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), or exceed limitations imposed by the Office of Thrift Supervision. "Control," as defined in the Employment Agreement, generally refers to the acquisition by any person or entity of the power to vote or ownership of 10% or more of the voting stock of Home City or HCFC, the control of the election of a majority of Home City's or HCFC's directors or the exercise of a controlling influence over the management or policies of Home City or HCFC.

STOCK OPTION PLAN

         At the 1997 Annual Meeting of the Shareholders of HCFC, the shareholders approved the Stock Option Plan. The Board of Directors of HCFC reserved 95,220 common shares for issuance by HCFC upon the exercise of options to be granted as determined by the Stock Option Committee to certain directors, officers and employees of HCFC and Home City from time to time under the Stock Option Plan. Due to a return of capital paid in June 1998, according to the terms of the stock option plan, the number of shares reserved for the Stock Option Plan was increased to 131,422. One-fifth of each option becomes exercisable each of the five years after the date of the award.

         The following table sets forth information regarding the number and value of unexercised options held by Mr. Ulery at December 31, 2002:

                                  Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values
                        -------------------------------------------------------------------------------------------------
                                                         Number of Securities Underlying     Value of Unexercised In-the-
                          Shares                           Unexercised Options/SARs at           Money Options/SARs at
                        Acquired on        Value                    12/31/2002                     12/31/2002 ($)(1)
      Name              Exercise (#)      Realized           Exercisable/Unexercisable         Exercisable/Unexercisable
      ----              ------------      --------           -------------------------         -------------------------
Douglas L. Ulery            -0-             N/A                     32,855/-0-                         $-0-/$-0-

-----------------------------

(1) An option is "in-the-money" if the fair market value of the underlying stock exceeds the exercise of the option. The figure represents the value of such options, determined by multiplying the number of shares subject to unexercised options by the difference between the exercise price, $11.70 per share, and the fair market value of HCFC's common shares on December 31, 2002, which was $11.70 per share, based on the mean between the bid price and the asked price reported by The Nasdaq Stock Market.

RECOGNITION AND RETENTION PLAN AND TRUST

         At the 1997 Annual Meeting of the Shareholders of HCFC, the shareholders approved the RRP. One-fifth of the number of shares awarded to an individual becomes earned and non-forfeitable on each of the first five anniversaries of the date of such award. Until shares awarded are earned by the participant, such shares will be forfeited in the event that the participant ceases to be either a director or an employee of HCFC or Home City, except that in the event of the death or disability of a participant, the participant's shares will be deemed to be earned and non-forfeitable.

CERTAIN TRANSACTIONS WITH HOME CITY

         Home City has extended loans to certain of its and HCFC's directors and executive officers, their affiliates and members of their families. All such loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral requirements, as those prevailing at the time for comparable transactions with other persons and did not present more than the normal risk of collectibility or other unfavorable features.

            SECTION 16 (a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Under the federal securities laws, HCFC's directors and executive officers and persons holding more than ten percent of the common shares of HCFC are required to report their ownership of common shares and changes in such ownership to the SEC and HCFC. The SEC has established specific due dates for such reports. Based upon a review of such reports, HCFC must disclose any failures to file such reports timely in Proxy Statements used in connection with annual meetings of shareholders. HCFC has determined that no failure to file such reports timely occurred during fiscal year 2002.

                  PROPOSAL TWO: ADOPTION OF THE NEW REGULATIONS

         The Board of Directors recommends that the shareholders adopt each of the three proposals related to the New Regulations. The first of these proposals is to adopt the New Regulations in their entirety, and the other two proposals are to adopt specific provisions of the New Regulations. None of the proposals related to the New Regulations, including the first proposal to adopt the New Regulations in their entirety, will be adopted unless all three of the proposals related to the New Regulations are approved by the affirmative vote of the holders of a majority of the outstanding shares.

ADOPTION OF THE NEW REGULATIONS IN THEIR ENTIRETY

         The New Regulations include changes (i) expanding the indemnification of directors and officers; and (ii) making technical changes to the Current Regulations and removing obsolete provisions.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE NEW REGULATIONS, ATTACHED HERETO AS EXHIBIT A, IN THEIR ENTIRETY. Accordingly, the shareholders of HCFC will be asked to adopt the following resolution at the Annual Meeting:

         RESOLVED, that the Amended and Restated Code of Regulations of Home City Financial Corporation in substantially the form attached to the Proxy Statement of HCFC dated March 14, 2003, as Exhibit A, be, and it hereby is, adopted to supersede and take the place of the Code of Regulations of Home City Financial Corporation, as amended; provided, however, that the Amended and Restated Code of Regulations shall not be adopted to supersede the Code of Regulations of Home City Financial Corporation, as amended, if any of the proposals related to the Amended and Restated Code of Regulations of Home City Financial Corporation to be voted on separately by the shareholders is not adopted at the 2003 Annual Meeting of Shareholders.

DIRECTOR AND OFFICER INDEMNIFICATION

         The New Regulations modify the indemnification provisions that provide protection to the directors and officers of HCFC in making decisions relating to matters affecting the interests of HCFC, including takeover proposals. Under both the Current and New Regulations, directors and officers are entitled to advancements for expenses and reimbursement for any costs, judgments, fines and amounts paid in settlement in connection with their actions as representatives of HCFC. Under the Current Regulations, directors and officers are entitled to be indemnified by HCFC as long as they have acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of HCFC. Under the New Regulations, directors and officers are entitled to indemnification from HCFC as long as the act or omission giving rise to any claim for indemnification was not occasioned by an intent to cause injury to HCFC or by the reckless disregard for the best interests of HCFC. Article Five of the New Regulations also contains a change to conform the Current Regulations to Ohio General Corporation Law by adding Section 5.05(B), which requires a director or officer to agree to cooperate with HCFC concerning any action, suit or proceeding for which such director or officer seeks an advancement of expenses.

         The New Regulations expressly state that indemnification pursuant to the New Regulations is subject to the limits of applicable federal law and regulation. Regulations adopted by the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act prohibit certain indemnification payments by an insured depository institution or its holding company to an affiliated party (including directors, officers and employees) of the insured depository institution or its holding company. Prohibited indemnification payments include any payment or reimbursement of such an affiliated party for any expenses, civil money penalty or other liability in connection with any administrative or civil action instituted by any federal banking agency order or settlement pursuant to which such affiliated party is assessed a civil money penalty, is removed from the depository institution or his or her office, or is required to cease from activity or take any action with respect to the institution.

         Exceptions to this regulatory prohibition include reimbursement for expenses incurred with respect to particular charges as to which the affiliated party has been found not in violation and the payment of reasonable amounts to purchase insurance coverage that will reimburse the affiliated party for legal expenses and restitution to the institution. If the indemnification payment does not fall within the definition of a prohibited indemnification payment, the institution or holding company may make a reasonable indemnification payment in connection with an administrative proceeding or civil action by a federal banking agency if the board of directors determines in writing that the affiliated party acted in good faith and in the best interests of the institution and that the payment will not materially affect the institution's safety and soundness, and the affiliated party agrees to reimburse the institution or holding company for any advance payments that ultimately are determined to be prohibited indemnification payments.

         The Board of Directors may be deemed to have a conflict of interest in recommending the adoption of the new indemnification provisions by the shareholders. If the members of the Board of Directors are sued in their capacity as directors, they may be able to limit their liability by taking advantage of the new indemnification provisions and the provisions of the Ohio General Corporation Law. The Board of Directors believes, however, that the broad right of indemnification is necessary to encourage and retain capable persons to serve as directors. The quality of a corporation's board of directors is a major factor in its long-term success, and any steps that improve the capacity of a corporation to attract and retain the best possible directors is of considerable value to the shareholders. The Board of Directors also believes that the broad right of indemnification and limitations upon directors' liability for monetary damages are necessary to promote the desirable end that directors will resist vigorously what they consider unjustified suits and claims brought against them in their representative capacities.

         The Board of Directors recognizes that, despite any provision in the New Regulations to the contrary, HCFC's ability to indemnify directors and officers pursuant to the New Regulations, or pursuant to any indemnification agreement, at all times would be subject to federal and state public policy limitations, which may prevent indemnification. The Board of Directors believes that public policy would prevent indemnification for egregious and intentional wrongdoing, such as self-dealing or willful fraud. Insofar as indemnification for liabilities under the Securities Act of 1933, as amended, may be permitted under the indemnification provisions of the New Regulations, HCFC understands that the SEC believes such indemnification is against public policy and is, therefore, unenforceable.

         HCFC is not aware of any current or past indemnification or liability issues that will or could be presented to HCFC in the event that Article Five of the New Regulations is adopted.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PROVISIONS IN THE NEW REGULATIONS EXPANDING THE INDEMNIFICATION AVAILABLE TO DIRECTORS AND OFFICERS OF HCFC. Accordingly, the shareholders of HCFC will be asked to adopt the following resolution at the Annual Meeting:

         RESOLVED, that Article Five of the Amended and Restated Code of Regulations of Home City Financial Corporation, in substantially the form attached to the Proxy Statement of Home City Financial Corporation dated March 14, 2003, as part of Exhibit A, be, and it hereby is, adopted; provided, however, that Article Five of the Amended and Restated Code of Regulations of Home City Financial Corporation shall not be adopted if any of the proposals related to the Amended and Restated Code of Regulations of Home City Financial Corporation to be voted on separately by the shareholders is not adopted at the 2003 Annual Meeting of Shareholders.

TECHNICAL AMENDMENTS AND REMOVAL OF OBSOLETE PROVISIONS

         The Board of Directors also is recommending several technical amendments to the Current Regulations and the removal of provisions that are outdated or obsolete. The technical amendments include, but are not limited to, allowing meetings to be held by the use of communications equipment, allowing shareholders to submit proxies electronically and permitting notices to be delivered by overnight mail. In addition, two sections setting forth vote requirements are being re-worded solely for clarification. Section 1.07 of the New Regulations clarifies that, unless a different vote is required by law, HCFC's Articles of Incorporation or the New Regulations, every matter presented to the shareholders for approval requires the affirmative vote of a majority of those shares represented in person, by proxy or by means of communications equipment. This addition is not a modification of the previous vote requirement, but merely articulates, consistent with Ohio law and the Articles of Incorporation, the vote required for all matters not otherwise specified in the law, the Articles of Incorporation or the New Regulations as requiring a different vote. Section 6.01 clarifies that where the Articles of Incorporation require a different vote to adopt an amendment to the New Code of Regulations, then the vote required by the Articles of Incorporation will be required rather than a majority of the voting power of HCFC. All of the technical amendments are permissible under Ohio law and have been deemed by the Board of Directors to be in the best interests of the shareholders.

         In addition, the Current Regulations use the male gender for all pronouns. The New Regulations correct this by using both male and female pronouns or by removing any gender reference.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION OF THE PROVISIONS IN THE NEW REGULATIONS MAKING TECHNICAL CHANGES AND REMOVING OUTDATED PROVISIONS. Accordingly, the shareholders of HCFC will be asked to adopt the following resolution at the Annual Meeting:

         RESOLVED, that all of the provisions of the Amended and Restated Code of Regulations of Home City Financial Corporation with the exception of the provisions to be voted on separately by the shareholders, in substantially the form attached to the Proxy Statement of Home City Financial Corporation dated March 14, 2003, as part of Exhibit A, be, and they hereby are, adopted; provided, however, that these provisions of the Amended and Restated Code of Regulations of Home City Financial Corporation shall not be adopted if any of the proposals related to the Amended and Restated Code of Regulations of Home City Financial Corporation to be voted on separately by the shareholders is not adopted at the 2003 Annual Meeting of Shareholders.

         The following table briefly summarizes the foregoing material changes and some of the technical changes contained in the New Regulations.

          PROVISIONS UNDER THE                             PROVISIONS UNDER THE
          CURRENT REGULATIONS                                 NEW REGULATIONS
-----------------------------------------------    -----------------------------------------------
1.   Indemnification required where the            1.   Indemnification required if the act or
director acted in good faith and in a manner       omission giving rise to the claim for
he reasonably believed to be in or not             indemnification was not occasioned by the
opposed to the best interests of HCFC.             director's intent to cause injury to HCFC or
                                                   reckless disregard for the best interests of
                                                   HCFC.

2.   Amendments to the Current Regulations         2.   Amendments to the New Regulations must be
may be adopted by the affirmative vote of a        adopted in accordance with the provisions of
majority of the voting power of HCFC.              the Articles of Incorporation or, if not
                                                   specified in the Articles, by the
                                                   affirmative vote of a majority of the voting
                                                   power of HCFC. Under the Articles currently,
                                                   (a) amendments approved by the Board of
                                                   Directors may be adopted by the affirmative
                                                   vote of at least a majority of the voting
                                                   power of HCFC, and (b) if the Board of
                                                   Directors recommends against the approval of
                                                   an amendment, the affirmative vote of at
                                                   least three-fourths of the voting power of
                                                   HCFC is required for adoption of the
                                                   amendment.

3.   Meetings may be held in person or by          3.   Meetings may be held in person, by proxy
proxy.                                             or by the use of communications equipment.

          PROVISIONS UNDER THE                                 PROVISIONS UNDER THE
      CURRENT REGULATIONS (CONTINUED)                       NEW REGULATIONS (CONTINUED)
--------------------------------------------       --------------------------------------------
4. Use of male gender pronouns such as "he,"       4. Use of gender neutral pronouns or both
"his" and "him."                                   male and female pronouns.

5. The vote required for all matters shall         5. The affirmative vote of a majority of
be as required by Ohio law, the Articles of        shares represented in person, by proxy or by
Incorporation or the Current Regulations.          use of communications equipment is required
                                                   to approve any matters not specified by Ohio
                                                   law, the Articles of Incorporation or the
                                                   New Regulations as requiring a different
                                                   vote.

6. Proxies must be submitted in writing.           6. Proxies must be submitted in writing or
                                                   by any other verifiable communication.

                     PROPOSAL THREE - SELECTION OF AUDITORS

         On November 14, 2002, HCFC dismissed Dixon, Francis, Davis & Company ("DFD") as its independent certified public accountants retained to audit HCFC's financial statements and retained BKD as its new independent certified public accountants. The dismissal of DFD and the retention of BKD were approved by the Audit Committee and the full Board of Directors of HCFC.

         The Board of Directors' decision to engage BKD was based on the breadth of experience of BKD serving public companies and the service that BKD can provide to HCFC. DFD's reports on the consolidated financial statements of HCFC for the past two years did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the last two fiscal years and the interim period through September 30, 2002, there were no disagreements between HCFC and DFD on any matter of accounting principles or practices, consolidated financial statement disclosure or audit scope or procedure.

         Management expects that a representative of BKD will be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS OF HCFC RECOMMENDS THAT THE SHAREHOLDERS OF HCFC RATIFY THE BOARD OF DIRECTORS' SELECTION OF BKD AS THE AUDITORS FOR THE CURRENT FISCAL YEAR. Accordingly, the shareholders of HCFC will be asked to approve the following resolution at the Annual Meeting:

         RESOLVED, that the selection of BKD, LLP, as the auditors of HCFC for the current fiscal year be, and it hereby is, ratified.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors of HCFC is comprised of three directors, all of whom are considered "independent" under Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards. The Audit Committee is responsible for overseeing the Company's accounting functions and controls, as well as recommending to the Board of Directors an accounting firm to audit HCFC's financial statements. The Audit Committee has adopted a Charter to set forth its responsibilities (the "Charter").

         As required by the Charter, the Audit Committee received and reviewed the report of BKD regarding the results of its audit, as well as the written disclosures and the letter from BKD required by Independence Standards Board Standard No. 1. The Audit Committee reviewed the audited financial statements with the management of HCFC. A representative of BKD also discussed with the Audit Committee the independence of BKD from HCFC, as well as the matters required to be discussed by Statement of Auditing Standards 61. The Audit Committee determined that the provision by BKD of services to HCFC other than audit related services was compatible with maintaining BKD's independence. Discussions between the Audit Committee and the representative of BKD included the following:

        - BKD's responsibilities in accordance with generally accepted auditing standards

        - The initial selection of, and whether there were any changes in, significant accounting policies or their application

        -        Management's judgments and accounting estimates

        -        Whether there were any significant audit adjustments

        -        Whether there were any disagreements with management

        -        Whether there was any consultation with other accountants

        - Whether there were any major issues discussed with management prior to BKD's retention

        - Whether BKD encountered any difficulties in performing the audit

        - BKD's judgments about the quality of HCFC's accounting principles

        - BKD's responsibilities for information prepared by management that is included in documents containing audited financial statements

         Based on its review of the financial statements and its discussions with management and the representative of BKD, the Audit Committee recommended to the Board of Directors that HCFC's financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2002, to be filed with the SEC.

Submitted by:

John D. Conroy
James Foreman
Terry A. Hoppes

AUDIT FEES

         BKD billed HCFC $46,210 in fees for professional services in connection with the audit of HCFC's fiscal year 2002 annual financial statements. DFD billed HCFC $10,117 in fees for professional services in connection with the review of financial statements included in HCFC's Forms 10-QSB filed in 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         During 2002, BKD did not bill HCFC for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to HCFC's financial statements. During 2002, DFD billed HCFC $2,714 in fees for professional accounting services to design, implement or manage, hardware or software that collects or generates information significant to HCFC's financial statements. The Audit Committee determined that the provision of these additional services by DFD was compatible with maintaining DFD's independence.

ALL OTHER FEES

         During 2002, BKD did not bill HCFC for any services rendered by BKD other than services discussed under the heading "Audit Fees" above. During 2002, DFD billed HCFC $52,329 in fees for all services rendered by DFD other than services discussed under the headings "Audit Fees" and "Financial Information Systems Design And Implementation Fees" above. The Audit Committee determined that the provision of these additional services was compatible with maintaining DFD's independence.

                   PROPOSALS OF SHAREHOLDERS AND OTHER MATTERS

         Any proposals of shareholders intended to be included in the proxy statement for the 2004 Annual Meeting of Shareholders of HCFC should be sent to HCFC by certified mail and must be received by HCFC by November 26, 2003. In addition, if a shareholder intends to present a proposal at the 2004 Annual Meeting without including the proposal in the proxy materials related to that meeting, and if the proposal is not received by February 9, 2004, then the proxies designated by the Board of Directors of HCFC for the 2004 Annual Meeting of Shareholders of the Company may vote in their discretion on any such proposal any shares for which they have been appointed proxies without mention of such matter in the proxy statement or on the proxy card for such meeting.

         Management knows of no other business that may be brought before the Annual Meeting. It is the intention of the persons named in the enclosed Proxy to vote such Proxy in accordance with their best judgment on any other matters that may be brought before the Annual Meeting.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO FILL IN, SIGN AND RETURN THE PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

                                              By Order of the Board of Directors

Springfield, Ohio
March 14, 2003                                Douglas L. Ulery, President

                                    EXHIBIT A

                              AMENDED AND RESTATED

                               CODE OF REGULATIONS

                                       OF

                         HOME CITY FINANCIAL CORPORATION

                                      INDEX

  Section                                              Caption                                     Page No.
  -------                                              -------                                     --------
ARTICLE ONE:     MEETINGS OF SHAREHOLDERS........................................................     1

  1.01           Annual Meetings.................................................................     1
  1.02           Calling of Meetings.............................................................     1
  1.03           Place of Meetings...............................................................     1
  1.04           Notice of Meetings..............................................................     1
  1.05           Waiver of Notice................................................................     2
  1.06           Quorum..........................................................................     2
  1.07           Votes Required..................................................................     3
  1.08           Order of Business...............................................................     3
  1.09           Shareholders Entitled to Vote...................................................     3
  1.10           Cumulative Voting...............................................................     3
  1.11           Proxies.........................................................................     3
  1.12           Inspectors of Election..........................................................     3

ARTICLE TWO:     DIRECTORS.......................................................................     4

  2.01           Authority and Qualifications....................................................     4
  2.02           Number of Directors and Term of Office..........................................     4
  2.03           Election........................................................................     4
  2.04           Removal.........................................................................     5
  2.05           Vacancies.......................................................................     5
  2.06           Meetings........................................................................     5
  2.07           Notice of Meetings..............................................................     6
  2.08           Waiver of Notice................................................................     6
  2.09           Quorum..........................................................................     7
  2.10           Executive Committee.............................................................     7
  2.11           Compensation....................................................................     7
  2.12           By-Laws.........................................................................     7

ARTICLE THREE:   OFFICERS........................................................................     7

  3.01           Officers........................................................................     7
  3.02           Tenure of Office................................................................     8
  3.03           Duties of the Chairman of the Board.............................................     8
  3.04           Duties of the President.........................................................     8
  3.05           Duties of the Vice Presidents...................................................     8
  3.06           Duties of the Secretary.........................................................     8
  3.07           Duties of the Treasurer.........................................................     8

ARTICLE FOUR:    SHARES..........................................................................     9

  4.01           Certificates....................................................................     9
  4.02           Transfers.......................................................................     9
  4.03           Transfer Agents and Registrars..................................................     9
  4.04           Lost, Wrongfully Taken or Destroyed Certificates................................    10
  4.05           Uncertificated Shares...........................................................    10

ARTICLE FIVE:    INDEMNIFICATION AND INSURANCE...................................................    10

  5.01           Indemnification.................................................................    10
  5.02           Court-Approved Indemnification..................................................    11
  5.03           Indemnification for Expenses....................................................    11
  5.04           Determination Required..........................................................    11
  5.05           Advances for Expenses...........................................................    12
  5.06           Article Five Not Exclusive......................................................    13
  5.07           Insurance.......................................................................    13
  5.08           Certain Definitions.............................................................    14
  5.09           Venue...........................................................................    14

ARTICLE SIX:     MISCELLANEOUS...................................................................    14

  6.01           Amendments......................................................................    14
  6.02           Action by Shareholders or Directors Without a Meeting...........................    14

                              AMENDED AND RESTATED

                               CODE OF REGULATIONS

                                       OF

                         HOME CITY FINANCIAL CORPORATION

                                   ARTICLE ONE
                            MEETINGS OF SHAREHOLDERS

         Section 1.01. Annual Meetings. The annual meeting of the shareholders for the election of directors, for the consideration of reports to be laid before such meeting and for the transaction of such other business as may properly come before such meeting shall be held on the fourth Wednesday of the fourth month following the end of the fiscal year of the corporation at 3:00 p.m., or on such other date and at such other time as may be fixed from time to time by the directors.

         Section 1.02. Calling of Meetings. Meetings of the shareholders may be called only by the chairman of the board, the president, or, in case of the president's absence, death, or disability, the vice president authorized to exercise the authority of the president; the secretary; the directors by action at a meeting, or a majority of the directors acting without a meeting; or the holders of at least twenty-five percent of all shares outstanding and entitled to vote thereat.

         Section 1.03. Place of Meetings. All meetings of shareholders shall be held at the principal office of the corporation, unless otherwise provided by action of the directors. Meetings of shareholders may be held at any place within or without the State of Ohio. If authorized by the directors, meetings of shareholders may be held solely by means of communications equipment as permitted by law.

         Section 1.04. Notice of Meetings. (A) Written notice stating the time, place, if any, and purposes of a meeting of the shareholders, and the means, if any, by which shareholders can be present and vote at the meeting through the use of communications equipment, shall be given either by personal delivery or by mail, overnight delivery service, or any other means of communication authorized by the shareholder to whom the notice is given not less than seven nor more than sixty days before the date of the meeting (1) to every shareholder of record entitled to notice of the meeting, (2) by or at the direction of the president or the secretary. If mailed or sent by overnight delivery service, such notice shall be sent to the shareholder at the shareholder's address as it appears on the records of the corporation. If sent by another means of communication authorized by the shareholder, the notice shall be sent to the address furnished by the shareholder for those transmissions. Notice of adjournment of a meeting need not be given if the time, place, if any, to which it is adjourned and the means, if any, by which shareholders can be present and vote at the meeting through the use of communications equipment are fixed and announced at the meeting. In the event of a transfer of shares after the record date for determining the shareholders who are entitled to receive notice of a meeting of shareholders, it shall not be necessary to give notice to the transferee. Nothing herein contained shall prevent the setting of a record date in the manner provided by law, the Articles or the Regulations for the determination of shareholders who are entitled to receive notice of or to vote at any meeting of shareholders or for any purpose required or permitted by law.

         (B) Following receipt by the president or the secretary of a request in writing, specifying the purpose or purposes for which the persons properly making such request have called a meeting of the shareholders, delivered either in person or by registered mail to such officer by any persons entitled to call a meeting of shareholders, such officer shall cause to be given to the shareholders entitled thereto notice of a meeting to be held on a date not less than seven nor more than sixty days after the receipt of such request, as such officer may fix. If such notice is not given within fifteen days after the receipt of such request by the president or the secretary, then, and only then, the persons properly calling the meeting may fix the time of meeting and give notice thereof in accordance with the provisions of the Regulations.

         (C) Any authorization by a shareholder to send notices given pursuant to this Section 1.04 by any means other than in person or by mail or overnight delivery service is revocable by written notice to the corporation either by personal delivery or by mail, overnight delivery service, or any other means of communication authorized by the corporation. If sent by another means of communication authorized by the corporation, the notice shall be sent to the address furnished by the corporation for those transmissions. Any authorization by a shareholder to send notices given pursuant to this Section 1.04 by any means other than in person or by mail or overnight delivery service will be deemed to have been revoked by the shareholder if (1) the corporation has attempted to make delivery of two consecutive notices in accordance with that authorization, and (2) the secretary or an assistant secretary of the corporation, or other person responsible for giving notice, has received notice that, or otherwise believes that, delivery has not occurred. Notwithstanding the foregoing, an inadvertent failure to treat the inability to deliver notice as a revocation will not invalidate any meeting of shareholders or other action.

         Section 1.05. Waiver of Notice. Notice of the time, place, if any, and purpose or purposes of any meeting of shareholders may be waived in writing, either before or after the holding of such meeting, by any shareholder, which writing shall be filed with or entered upon the records of such meeting. The attendance of any shareholder, in person, by proxy or by the use of communications equipment, at any such meeting without protesting the lack of proper notice, prior to or at the commencement of the meeting, shall be deemed to be a waiver by such shareholder of notice of such meeting. A telegram, cablegram, electronic mail, or any electronic or other transmission capable of authentication that appears to have been sent by a shareholder and that contains a waiver by such shareholder is a writing for the purposes of this Section 1.05.

         Section 1.06. Quorum. At any meeting of shareholders, the holders of a majority of the voting shares of the corporation then outstanding and entitled to vote thereat, present in person, by proxy, or by the use of communications equipment, shall constitute a quorum for such meeting. The holders of a majority of the voting shares represented at a meeting, whether or not a quorum is present, or the chairman of the board, the president, or the officer of the corporation acting as chairman of the meeting, may adjourn such meeting from time to time, and if a quorum is present at such adjourned meeting any business may be transacted as if the meeting had been held as originally called.

         Section 1.07. Votes Required. At all elections of directors the candidates receiving the greatest number of votes shall be elected. Unless otherwise required by law, the Articles or the Regulations, any matter submitted to the shareholders at a meeting for their vote shall be decided by

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

a majority of the shares of the corporation that are present in person, by proxy or by the use of communications equipment and constitute a quorum for such meeting.

         Section 1.08. Order of Business. The order of business at any meeting of shareholders shall be determined by the officer of the corporation acting as chairman of such meeting unless otherwise determined by a vote of the holders of a majority of the voting shares of the corporation then outstanding, present in person, by proxy, or by the use of communications equipment, and entitled to vote at such meeting.

         Section 1.09. Shareholders Entitled to Vote. Each shareholder of record on the books of the corporation on the record date for determining the shareholders who are entitled to vote at a meeting of shareholders shall be entitled at such meeting to one vote for each share of the corporation standing in such shareholder's name on the books of the corporation on such record date. The directors may fix a record date for the determination of the shareholders who are entitled to receive notice of and to vote at a meeting of shareholders, which record date shall not be a date earlier than the date on which the record date is fixed and which record date may be a maximum of sixty days preceding the date of the meeting of shareholders.

         Section 1.10. Cumulative Voting. No shareholder of the corporation shall have the right to vote cumulatively in the election of directors.

         Section 1.11. Proxies. At meetings of the shareholders, any shareholder of record entitled to vote thereat may be represented and may vote by a proxy or proxies appointed by an instrument in writing signed by such shareholder, or appointed by a verifiable communication authorized by such shareholder, but such instrument shall be filed with the secretary of the meeting before the person holding such proxy shall be allowed to vote thereunder. No proxy shall be valid after the expiration of eleven months after the date of its execution, unless the shareholder executing it shall have specified therein the length of time it is to continue in force.

         Section 1.12. Inspectors of Election. In advance of any meeting of shareholders, the directors may appoint inspectors of election to act at such meeting or any adjournment thereof; if inspectors are not so appointed, the officer of the corporation acting as chairman of any such meeting may make such appointment. In case any person appointed as inspector fails to appear or act, the vacancy may be filled only by appointment made by the directors in advance of such meeting or, if not so filled, at the meeting by the officer of the corporation acting as chairman of such meeting. No other person or persons may appoint or require the appointment of inspectors of election.

                                   ARTICLE TWO
                                    DIRECTORS

         Section 2.01. Authority and Qualifications. Except where the law, the Articles or the Regulations otherwise provide, all authority of the corporation shall be vested in and exercised by its directors. Directors need not be shareholders of the corporation.

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

         Section 2.02. Number of Directors and Term of Office.

         (A) Until changed in accordance with the provisions of the Regulations, the number of directors of the corporation shall be five. Directors shall be elected for such terms that the terms of an equal number of directors, as nearly as possible, will expire each year. A term may not exceed three years. Directors shall serve until their successors are duly elected and qualified or until their earlier resignation, removal from office, or death.

         (B) The number of directors may be fixed or changed at a meeting of the shareholders called for the purpose of electing directors at which a quorum is present, only by the affirmative vote of the holders of not less than a majority of the voting shares which are represented at the meeting, in person, by proxy, or by the use of communications equipment, and entitled to vote on such proposal.

         (C) The directors may fix or change the number of directors and may fill any director's office that is created by an increase in the number of directors; provided, however, that the directors may not increase the number of directors to greater than fifteen nor reduce the number of directors to fewer than five.

         (D) No reduction in the number of directors shall of itself have the effect of shortening the term of any incumbent director.

         Section 2.03. Election.

         (A) At each annual meeting of shareholders for the election of directors, the successors to the directors whose term shall expire in that year shall be elected, but if the annual meeting is not held or if one or more of such directors are not elected thereat, they may be elected at a special meeting called for that purpose. Any nominee for election as a director of the corporation may be proposed only by the directors or by any shareholder entitled to vote for the election of directors. No person, other than a nominee proposed by the directors, may be nominated for election as a director of the corporation unless such person shall have been proposed in a written notice, delivered or mailed by first class United States mail, postage prepaid, to the secretary of the corporation at the principal offices of the corporation. In the case of a nominee proposed for election as a director at an annual meeting of shareholders, such written notice of a proposed nominee shall be received by the secretary of the corporation on or before the later of (i) the February 15th immediately preceding such annual meeting, or (ii) the sixtieth day before the first anniversary of the most recent annual meeting of shareholders of the corporation held for the election of directors; provided, however, that if the annual meeting for the election of directors in any year is not held on or before the thirty-first day next following such anniversary, then the written notice required by this subparagraph (A) shall be received by the secretary within a reasonable time prior to the date of such annual meeting. In the case of a nominee proposed for election as a director at a special meeting of shareholders at which directors are to be elected, such written notice of a proposed nominee shall be received by the secretary of the corporation no later than the close of business on the seventh day following the day on which notice of the special meeting was mailed to shareholders. Each such written notice of a proposed nominee shall set forth (1) the name, age, business or residence address of each nominee proposed in such notice, (2) the principal occupation or employment of each such nominee, and (3) the number of common shares of the corporation owned beneficially and/or of record by each such nominee and the length of time any such shares have been so owned.

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

         (B) If a shareholder shall attempt to nominate one or more persons for election as a director at any meeting at which directors are to be elected without having identified each such person in a written notice given as contemplated by, and/or without having provided therein the information specified in, subparagraph (A) of this Section, each such attempted nomination shall be invalid and shall be disregarded unless the presiding officer of the meeting determines that the facts warrant the acceptance of such nomination.

         (C) The election of directors shall be by ballot whenever requested by the presiding officer of the meeting or by the holders of a majority of the voting shares outstanding, entitled to vote at such meeting and present in person, by proxy, or by the use of communications equipment, but unless such request is made, the election shall be by voice vote.

         Section 2.04. Removal. A director or directors may be removed from office, without assigning any cause, only by the vote of the holders of shares entitling them to exercise not less than a majority of the voting power of the corporation to elect directors in place of those to be removed, provided that, unless all the directors are removed, no individual director shall be removed in case the votes of a sufficient number of shares are cast against his or her removal that, if cumulatively voted at an election of all directors would be sufficient to elect at least one director. In case of any such removal, a new director may be elected at the same meeting for the unexpired term of each director removed. Failure to elect a director to fill the unexpired term of any director removed shall be deemed to create a vacancy in the board.

         Section 2.05. Vacancies. The remaining directors, though less than a majority of the whole authorized number of directors, may, by the vote of a majority of their number, fill any vacancy in the board for the unexpired term. A vacancy in the board exists within the meaning of this Section 2.05 in case the shareholders increase the authorized number of directors but fail at the meeting at which such increase is authorized, or an adjournment thereof, to elect the additional directors provided for, or in case the shareholders fail at any time to elect the whole authorized number of directors.

         Section 2.06. Meetings. A meeting of the directors shall be held immediately following the adjournment of each annual meeting of shareholders at which directors are elected, and notice of such meeting need not be given. The directors shall hold such other meetings as may from time to time be called, and such other meetings of directors may be called only by the chairman of the board, the president, or any two directors. All meetings of directors shall be held at the principal office of the corporation or at such other place as the directors may from time to time determine by resolution. Meetings of the directors may be held through any communications equipment if all persons participating can hear each other, and participation in a meeting pursuant to this provision shall constitute presence at such meeting.

         Section 2.07. Notice of Meetings. Notice of the time and place, if any, of each meeting of directors for which such notice is required by law, the Articles, the Regulations or the By-Laws shall be given to each of the directors by at least one of the following methods:

         (A) in a writing mailed not less than three days before such meeting and addressed to the residence or usual place of business of a director, as such address appears on the records of the corporation; or

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

         (B) in a writing sent by overnight delivery service not less than two days before such meeting and addressed to the residence or usual place of business of a director, as such address appears on the records of the corporation; or

         (C) by telegraph, cable, radio, wireless, or any other means of communication authorized by the director to the address furnished by the director for those transmissions, not later than the day before the date on which such meeting is to be held; or

         (D) personally or by telephone not later than the day before the date on which such meeting is to be held.

Notice given to a director by any one of the methods specified in the Regulations shall be sufficient, and the method of giving notice to all directors need not be uniform. Notice of any meeting of directors may be given only by the chairman of the board, the president or the secretary of the corporation. Any such notice need not specify the purpose or purposes of the meeting. Notice of adjournment of a meeting of directors need not be given if the time and place to which it is adjourned are fixed and announced at such meeting.

         Section 2.08. Waiver of Notice. Notice of any meeting of directors may be waived in writing, either before or after the holding of such meeting, by any director, which writing shall be filed with or entered upon the records of the meeting. The attendance of any director, in person or by the use of communications equipment, at any meeting of directors without protesting, prior to or at the commencement of the meeting, the lack of proper notice, shall be deemed to be a waiver by such director of notice of such meeting. A telegram, cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by a director and that contains a waiver by such director is a writing for the purposes of this Section 2.08.

         Section 2.09. Quorum. A majority of the whole authorized number of directors shall be necessary to constitute a quorum for a meeting of directors, except that a majority of the directors in office shall constitute a quorum for filling a vacancy in the board. The act of a majority of the directors present at a meeting at which a quorum is present is the act of the board, except as otherwise provided by law, the Articles or the Regulations.

         Section 2.10. Executive Committee. The directors may create an executive committee or any other committee of directors, to consist of not less than three directors, and may authorize the delegation to such executive committee or other committees of any of the authority of the directors, however conferred, other than that of filling vacancies among the directors or in the executive committee or in any other committee of the directors.

         Such executive committee or any other committee of directors shall serve at the pleasure of the directors, shall act only in the intervals between meetings of the directors, and shall be subject to the control and direction of the directors. Such executive committee or other committee of directors may act by a majority of its members at a meeting or by a writing or writings signed by all of its members. A telegram, cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by a director is a writing for the purposes of this Section 2.10.

         Any act or authorization of any act by the executive committee or any other committee within the authority delegated to it shall be as effective for all purposes as the act or authorization of the directors. No notice of a meeting of the executive committee or of any other committee of directors shall be required. A meeting of the executive committee or of any other committee of directors may be called only by the president or by a member of such executive or other committee of directors. Meetings of the executive committee or of any other committee of directors may be held through any communications equipment if all persons participating can hear each other and participation in such a meeting shall constitute presence thereat.

         Section 2.11. Compensation. Directors shall be entitled to receive as compensation for services rendered and expenses incurred as directors such amounts as the directors may determine.

         Section 2.12. By-Laws. The directors may adopt, and amend from time to time, By-Laws for their own government, which By-Laws shall not be inconsistent with the law, the Articles or the Regulations.

                                  ARTICLE THREE
                                    OFFICERS

         Section 3.01. Officers. The officers of the corporation to be elected by the directors shall be a president, a secretary, a treasurer, and, if desired, one or more vice presidents and such other officers and assistant officers as the directors may from time to time elect. The directors may elect a chairman of the board, who must be a director. Officers need not be shareholders of the corporation and may be paid such compensation as the board of directors may determine. Any two or more offices may be held by the same person, but no officer shall execute, acknowledge or verify any instrument in more than one capacity if such instrument is required by law, the Articles, the Regulations or the By-Laws to be executed, acknowledged or verified by two or more officers.

         Section 3.02. Tenure of Office. The officers of the corporation shall hold office at the pleasure of the directors. Any officer of the corporation may be removed, either with or without cause, at any time, by the affirmative vote of a majority of all the directors then in office; such removal, however, shall be without prejudice to the contract rights, if any, of the person so removed.

         Section 3.03. Duties of the Chairman of the Board. The chairman of the board, if any, shall preside at all meetings of the directors. The chairman shall have such other powers and duties as the directors shall from time to time assign.

         Section 3.04. Duties of the President. The president shall be the chief executive officer of the corporation, shall exercise supervision over the business of the corporation and shall have, among such additional powers and duties as the directors may from time to time assign, the power and authority to sign all certificates evidencing shares of the corporation and all deeds, mortgages, bonds, contracts, notes and other instruments requiring the signature of the president of the corporation. It shall be the duty of the president to preside at all meetings of shareholders.

         Section 3.05. Duties of the Vice Presidents. In the absence of the president or in the event of the president's inability or refusal to act, the vice president, if any (or in the event there be more than one vice president, the vice presidents in the order designated, or in the absence of any designation, then in the order of their election), shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all restrictions upon the president. The vice presidents shall perform such other duties and have such other powers as the directors may from time to time prescribe.

         Section 3.06. Duties of the Secretary. It shall be the duty of the secretary, or of an assistant secretary, if any, in case of the absence or inability to act of the secretary, to keep minutes of all the proceedings of the shareholders and the directors and to make a proper record of the same; to perform such other duties as may be required by law, the Articles or the Regulations; to perform such other and further duties as may from time to time be assigned to the secretary by the directors or the president; and to deliver all books, paper and property of the corporation in the secretary's possession to the successor, or to the president.

         Section 3.07. Duties of the Treasurer. The treasurer, or an assistant treasurer, if any, in case of the absence or inability to act of the treasurer, shall receive and safely keep in charge all money, bills, notes, choses in action, securities and similar property belonging to the corporation, and shall do with or disburse the same as directed by the president or the directors; shall keep an accurate account of the finances and business of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, stated capital and shares, together with such other accounts as may be required and hold the same open for inspection and examination by the directors; shall give bond in such sum with such security as the directors may require for the faithful performance of the treasurer's duties; shall, upon the expiration of the treasurer's term of office, deliver all money and other property of the corporation in the treasurer's possession or custody to the successor or the president; and shall perform such other duties as from time to time may be assigned by the directors.

                                  ARTICLE FOUR
                                     SHARES

         Section 4.01. Certificates. Certificates evidencing ownership of shares of the corporation shall be issued to those entitled to them. Each certificate evidencing shares of the corporation shall bear a distinguishing number; the signatures of the chairman of the board, the president, or a vice president, and of the secretary or an assistant secretary, or the treasurer or an assistant treasurer (except that when any such certificate is countersigned by an incorporated transfer agent or registrar, such signatures may be facsimile, engraved, stamped or printed); and such recitals as may be required by law. Certificates evidencing shares of the corporation shall be of such tenor and design as the directors may from time to time adopt and may bear such recitals as are permitted by law.

         Section 4.02. Transfers. Where a certificate evidencing a share or shares of the corporation is presented to the corporation or its proper agents with a request to register transfer, the transfer shall be registered as requested if:

         (A) an appropriate person signs on each certificate so presented or signs on a separate document an assignment or transfer of shares evidenced by each such certificate, or signs a power to assign or transfer such shares, or when the signature of an appropriate person is written without more on the back of each such certificate; and

         (B) reasonable assurance is given that the endorsement of each appropriate person is genuine and effective; the corporation or its agents may refuse to register a transfer of shares unless the signature of each appropriate person is guaranteed by a commercial bank or trust company having an office or a correspondent in the City of New York or by a firm having membership in the New York Stock Exchange; or an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 or any successor rule or regulation; and

         (C) all applicable laws relating to the collection of transfer or other taxes have been complied with; and

         (D) the corporation or its agents are not otherwise required or permitted to refuse to register such transfer.

         Section 4.03. Transfer Agents and Registrars. The directors may appoint one or more agents to transfer or to register shares of the corporation, or both.

         Section 4.04. Lost, Wrongfully Taken or Destroyed Certificates. Except as otherwise provided by law, where the owner of a certificate evidencing shares of the corporation claims that such certificate has been lost, destroyed or wrongfully taken, the directors must cause the corporation to issue a new certificate in place of the original certificate if the owner:

         (A) so requests before the corporation has notice that such original certificate has been acquired by a bona fide purchaser; and

         (B) files with the corporation, unless waived by the directors, an indemnity bond, with surety or sureties satisfactory to the corporation, in such sums as the directors may, in their discretion, deem reasonably sufficient as indemnity against any loss or liability that the corporation may incur by reason of the issuance of each such new certificate; and

         (C) satisfies any other reasonable requirements which may be imposed by the directors, in their discretion.

         Section 4.05. Uncertificated Shares. Anything contained in this Article Four to the contrary notwithstanding, the directors may provide by resolution that some or all of any or all classes and series of shares of the corporation shall be uncertificated shares, provided that such resolution shall not apply to
(A) shares of the corporation represented by a certificate until such certificate is surrendered to the corporation in accordance with applicable provisions of Ohio law or (B) any certificated security of the corporation issued in exchange for an uncertificated security in accordance with applicable provisions of Ohio law. The rights and obligations of the holders of uncertificated shares and the rights and obligations of the holders of certificates representing shares of the same class and series shall be identical, except as otherwise expressly provided by law.

                                  ARTICLE FIVE
                          INDEMNIFICATION AND INSURANCE

         Section 5.01. Indemnification. The corporation shall indemnify any officer or director of the corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (including, without limitation, any action threatened or instituted by or in the right of the corporation), by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs), judgments, fines and amounts paid in settlement actually and reasonably incurred by such officer or director in connection with such action, suit or proceeding if such officer or director's act or omission giving rise to any claim for indemnification under this Section 5.01 was not occasioned by such officer or director's intent to cause injury to the corporation or by his or her reckless disregard for the best interests of the corporation, and in respect of any criminal action or proceeding, if he or she had no reasonable cause to believe his or her conduct was unlawful. It shall be presumed that no act or omission of a person claiming indemnification under this Section 5.01 that gives rise to such claim was occasioned by an intent to cause injury to the corporation or by a reckless disregard for the best interests of the corporation, and with respect to any criminal matter, to have had no reasonable cause to believe his or her conduct was unlawful. The presumption recited in this Section 5.01 can be rebutted only by clear and convincing evidence, and the termination of any action, suit or proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, rebut such presumption.

         Section 5.02. Court-Approved Indemnification. Anything contained in the Regulations or elsewhere to the contrary notwithstanding:

         (A) the corporation shall not indemnify any officer or director of the corporation who was a party to any completed action or suit instituted by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, in respect of any claim, issue or matter asserted in such action or suit as to which he or she shall have been adjudged to be liable for an act or omission occasioned by his or her deliberate intent to cause injury to the corporation or by his or her reckless disregard for the best interests of the corporation unless and only to the extent that the Court of Common Pleas of Clark County, Ohio, or the court in which such action or suit was brought shall determine upon application that, despite such adjudication of liability, and in view of all the circumstances of the case, he or she is fairly and reasonably entitled to such indemnity as such Court of Common Pleas or such other court shall deem proper; and

         (B) the corporation shall promptly make any such unpaid indemnification as is determined by a court to be proper as contemplated by this
Section 5.02.

         Section 5.03. Indemnification for Expenses. Anything contained in the Regulations or elsewhere to the contrary notwithstanding, to the extent that an officer or director of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 5.01, or in defense of any claim, issue or matter therein, he or she shall be promptly indemnified by the corporation against expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs) actually and reasonably incurred by such officer or director in connection therewith.

         Section 5.04 Determination Required. Any indemnification required under
Section 5.01 and not precluded under Section 5.02 shall be made by the corporation only upon a determination that such indemnification is proper in the circumstances because the officer or director has met the applicable standard of conduct set forth in Section 5.01. Such determination may be made only (A) by a majority vote of a quorum consisting of directors of the corporation who were not and are not parties to, or threatened with, any such action, suit or proceeding, or (B) if such a quorum is not obtainable or if a majority of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified, within the past five years, or
(C) by the shareholders, or (D) by the Court of Common Pleas of Clark County, Ohio, or (if the corporation is a party thereto) the court in which such action, suit or proceeding was brought, if any; any such determination may be made by a court under division (D) of this Section 5.04 at any time including, without limitation, any time before, during or after the time when any such determination may be requested of, be under consideration by or have been denied or disregarded by the disinterested directors under division (A) or by independent legal counsel under division (B) or by the shareholders under division (C) of this Section 5.04; and no failure for any reason to make any such determination, and no decision for any reason to deny any such determination, by the disinterested directors under division (A) or by independent legal counsel under division (B) or by the shareholders under division (C) of this Section 5.04 shall be evidence in rebuttal of the presumption recited in Section 5.01. Any determination made by the disinterested directors under division (A) or by independent legal counsel under division (B) of this Section 5.04 to make indemnification in respect of any claim, issue or matter asserted in an action or suit threatened or brought by or in the right of the corporation shall be promptly communicated to the person who threatened or brought such action or suit, and within ten (10) days after receipt of such notification such person shall have the right to petition the Court of Common Pleas of Clark County, Ohio, or the court in which such action or suit was brought, if any, to review the reasonableness of such determination.

         Section 5.05. Advances for Expenses. The provisions of Section 1701.13(E)(5)(a) of the Ohio Revised Code do not apply to the corporation. Expenses (including, without limitation, attorneys' fees, filing fees, court reporters' fees and transcript costs) incurred in defending any action, suit or proceeding referred to in Section 5.01 shall be paid by the corporation in advance of the final disposition of such action, suit or proceeding to or on behalf of the officer or director promptly as such expenses are incurred by such officer or director, but only if such officer or director shall first agree, in writing:

         (A) to repay all amounts so paid in respect of any claim, issue or other matter asserted in such action, suit or proceeding in defense of which he or she shall not have been successful on the merits or otherwise if it is proved by clear and convincing evidence in a court of competent jurisdiction that in respect of any such claim, issue or other matter his or her relevant action or failure to act was occasioned by his or her deliberate intent to cause injury to the corporation or his or her reckless disregard for the best interests of the corporation, unless and only to the extent that the Court of Common Pleas of Clark County, Ohio, or the court in which such action or suit was brought shall determine upon application that, despite such determination, and in view of all the circumstances, he or she is fairly and reasonably entitled to all or part of such indemnification; and

         (B) to reasonably cooperate with the corporation concerning the action, suit or proceeding.

         Section 5.06. Article Five Not Exclusive; Limited by Federal Law and Regulation. The indemnification provided by this Article Five shall not be deemed exclusive of any other rights to which any person seeking indemnification may be entitled under the Articles, the Regulations, any agreement, a vote of disinterested directors, or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be an officer or director of the corporation and shall inure to the benefit of the heirs, executors, and administrators of such a person. Anything contained in the Regulations or elsewhere to the contrary notwithstanding, the indemnification provided by this Article Five shall be subject to the limits of applicable federal law and regulation.

         Section 5.07. Insurance. The corporation may purchase and maintain insurance for or on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager or agent of another corporation (domestic or foreign, nonprofit or for profit), limited liability company, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the corporation would have the obligation or the power to indemnify him or her against such liability under the provisions of this Article Five. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         Section 5.08. Certain Definitions. For purposes of this Article Five, and as an example and not by way of limitation:

         (A) a person claiming indemnification under this Article Five shall be deemed to have been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 5.01, or in defense of any claim, issue or other matter therein, if such action, suit or proceeding shall be terminated as to such person, with or without prejudice, without the entry of a judgment or order against such person, without a conviction of such person, without the imposition of a fine upon such person and without his or her payment or agreement to pay any amount in settlement thereof (whether or not any such termination is based upon a judicial or other determination of the lack of merit of the claims made against him or her or otherwise results in a vindication of such person); and

         (B) references to an "other enterprise" shall include employee benefit plans; references to a "fine" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the corporation" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who did not act with deliberate intent to cause injury to or with reckless disregard for the best interests of the participants and beneficiaries of an employee benefit plan shall be deemed not to have acted with "deliberate intent to cause injury to the Corporation" or with "a reckless disregard for the best interests of the Corporation" within the meaning of those terms as used in this Article Five.

         Section 5.09. Venue. Any action, suit or proceeding to determine a claim for, or for repayment to the corporation of, indemnification under this Article Five may be maintained by the person claiming such indemnification, or by the corporation, in the Court of Common Pleas of Clark County, Ohio. The corporation and (by claiming or accepting such indemnification) each such person consent to the exercise of jurisdiction over them by the Court of Common Pleas of Clark County, Ohio, in any such action, suit or proceeding.

                                   ARTICLE SIX
                                  MISCELLANEOUS

         Section 6.01. Amendments. Except as set forth in the Articles, the Regulations may be amended, or new regulations may be adopted, at a meeting of shareholders held for such purpose, only by the affirmative vote of the holders of shares entitling them to exercise not less than a majority of the voting power of the corporation on such proposal, or without a meeting by the written consent of the holders of shares entitling them to exercise not less than a majority of the voting power of the corporation on such proposal.

         Section 6.02. Action by Shareholders or Directors Without a Meeting. Anything contained in the Regulations to the contrary notwithstanding, except as provided in Section 6.01, any action which may be authorized or taken at a meeting of the shareholders or of the directors or of a committee of the directors, as the case may be, may be authorized or taken without a meeting with the affirmative vote or approval of, and in a writing or writings signed by, all the shareholders who would be entitled to notice of a meeting of the shareholders held for such purpose, or all the directors, or all the members of such committee of the directors, respectively, which writings shall be filed with or entered upon the records of the corporation. A telegram, cablegram, electronic mail, or an electronic or other transmission capable of authentication that appears to have been sent by a shareholder or a director, as the case may be, and that contains an affirmative vote or approval of such shareholder or director is a writing for the purposes of this Section 6.02. The date on which that telegram, cablegram, electronic mail, or electronic or other transmission is sent is the date on which the writing is signed.

                REVOCABLE PROXY - HOME CITY FINANCIAL CORPORATION

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
              BOARD OF DIRECTORS OF HOME CITY FINANCIAL CORPORATION

The undersigned shareholder of Home City Financial Corporation ("HCFC") hereby constitutes and appoints Don E. Lynam and Jo Ann Holdeman, or either one of them, the Proxy or Proxies of the undersigned, with full power of substitution and resubstitution, to vote at the Annual Meeting of Shareholders of HCFC to be held at The Springfield Inn, 100 S. Fountain Avenue, Springfield, Ohio, on April 30, 2003, at 3:00 p.m., local time (the "Annual Meeting"), all of the shares of HCFC that the undersigned is entitled to vote at the Annual Meeting, or at any adjournment thereof, on each of the following proposals, all of which are described in the accompanying Proxy Statement:

1.       The election of five directors for the term expiring in 2004:

              FOR all nominees                  WITHHOLD authority
         [ ]  listed below                 [ ]  to vote for all nominees
              (except as marked to the          listed below:
                  contrary below):

         Glenn W. Collier John D. Conroy James Foreman Terry A. Hoppes Douglas
L. Ulery

(INSTRUCTION: To withhold authority to vote for any individual nominee, insert that nominee's name on the line provided below.)

2. Proposals related to the Amended and Restated Code of Regulations of Home City Financial Corporation. Note: None of the proposals in Item 2 will be adopted unless all of the proposals in Item 2 are approved by a majority of the outstanding common shares. Use the following lines to vote separately on each proposal.

         (a) Adoption of the Amended and Restated Code of Regulations in its entirety:

                  [ ]   FOR   [ ]   AGAINST   [ ]   ABSTAIN

         (b) Adoption of provisions expanding the indemnification of directors and officers:

                  [ ]   FOR   [ ]   AGAINST   [ ]   ABSTAIN

         (c) Adoption of technical changes and removal of obsolete provisions:

                  [ ]   FOR   [ ]   AGAINST   [ ]   ABSTAIN

3. The ratification of the selection of BKD, LLP, certified public accountants, as the auditors of HCFC for the current fiscal year.

         [ ]   FOR   [ ]   AGAINST   [ ]   ABSTAIN

4. In their discretion, upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

         IMPORTANT: PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

[HOME CITY LOGO]           HOME CITY
                           FINANCIAL CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOME CITY FINANCIAL CORPORATION.

Please complete, date, sign and mail the detached proxy card in the enclosed postage-prepaid envelope.

                             DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

This Revocable Proxy will be voted as directed by the undersigned shareholder. IF THIS PROXY IS EXECUTED AND RETURNED BUT NO DIRECTION IS GIVEN, THIS REVOCABLE PROXY WILL BE VOTED FOR PROPOSALS 1, 2(a), 2(b), 2(c), AND 3.

All Proxies previously given by the undersigned are hereby revoked. Receipt of the Notice of Annual Meeting of Shareholders of HCFC and of the accompanying Proxy Statement is hereby acknowledged.

                           ______________   ____________________________________
                           Date             Signature
                           ______________   ____________________________________
                           Date             Signature

IMPORTANT: IF YOU RECEIVE MORE THAN ONE CARD, PLEASE SIGN AND RETURN ALL CARDS IN THE ACCOMPANYING ENVELOPE.

NOTE: Please sign your name exactly as it appears on this Proxy. Joint accounts require only one signature. If you are signing this Proxy as an attorney, administrator, agent, corporation, officer, executor, trustee or guardian, etc., please add your full title to your signature.